UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 29, 2005

Exide Technologies
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13000 Deerfield Parkway, Building 200, Alpharetta, Georgia		30004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(678) 566-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in a Report on Form 8-K issued on November 14, 2005, on November 29, 2005, pursuant to its 2004 Stock Incentive Plan ("SIP"), the Company awarded options, shares of restricted stock and performance units payable in cash to the following executives: Gordon A. Ulsh, President and Chief Executive Officer, 198,925 options, 100,465 shares of restricted stock and a performance unit award of $1,200,000; Mitchell S. Bregman, President Industrial Energy Americas, 30,118 options, 12,108 shares of restricted stock and a performance unit award of $216,000; Neil S. Bright, President, Industrial Energy Europe, 36,529 options, 14,685 shares of restricted stock and a performance unit award of $261,977; E.J. O'Leary, President Transportation Americas, 1,785 options, 8,211 shares of restricted stock and a performance unit award of $247,750; and Stuart H. Kupinsky, Executive Vice President, General Counsel and Secretary, 36,602 options, 14,714 shares of restricted stock and a performance unit award of $262,500.

Under the SIP, options are subject to a three-year vesting schedule with one-third of the options vesting annually beginning on November 29, 2006. Shares of restricted stock are subject to a five-year vesting schedule with one-fifth of the shares vesting annually beginning November 29, 2006. The per share exercise price for the options is $4.46, which is calculated as a ten-day trailing average, and as further defined in the SIP. Performance unit awards will be payable in cash based on targets established by the Compensation Committee: 50% for achievement of an Adjusted EBITDA target and 50% for achievement of a return on net assets target. The performance period has been established by the Compensation Committee as December 1, 2005 through March 31, 2008. Payment will only be made after conclusion of the performance period and will paid as follows: 40% of the performance unit award upon achievement of 85% of the targets, 100% of the performance unit award upon achievement of 100% of the targets and up to 200% of the performance unit award upon achievement of 130% of the targets.

All awards will be governed by the terms of the SIP, the Performance Unit Award Agreement substantially in the form attached hereto as Exhibit 10.2 and the previously filed option and restricted stock award agreements.

Item 9.01 Financial Statements and Exhibits.

10.1 Performance Unit Award Summary Document

10.2 Form of Exide Technologies Employee Performance Unit Award Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exide Technologies

December 1, 2005	By:	Gordon A. Ulsh

Name: Gordon A. Ulsh
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Performance Unit Award Summary Document
10.2	Form of Exide Technologies Employee Performance Unit Award Agreement